                                                                  EXHIBIT 10.03





February 8, 2001


Mr. Norman Neuman Jr.
755 S Freer Road
Chelsea, MI 48118

RE:   LETTER OF UNDERSTANDING

Dear Norm:

This letter ("Agreement") confirms the terms and conditions of your separation from Comshare, Incorporated ("Comshare") under mutually agreed upon circumstances.

The arrangement will be as follows:

(1) Your termination from Comshare, Incorporated will be effective on February 9, 2001("Termination Date").

(2) Comshare agrees to pay you salary continuation pay commencing from your "Termination Date" until April 16, 2004 ("Salary Continuation Period"). You (or in the event of your death, your heirs or estate) will be paid $5,723.83 bi-weekly during the Salary Continuation Period, less appropriate federal and state withholdings and deductions, on Comshare's regular, scheduled pay dates. Comshare also agrees to pay you your car allowance in the amount of $945 per month in bi-weekly installments of $436.16 until February 9, 2002.

(3) Your group health, dental, vision, and life coverage, including elected dependent coverage, which are currently in effect shall continue for you and any of your covered dependents until April 16, 2004, or until you are eligible for group health insurance from other employment, whichever occurs first, provided that Comshare shall have the right to change such coverage to the extent Comshare is generally changing coverage for its employees. You shall continue to make required contributions, via payroll deductions, at the then current rate for similarly situated Comshare employees. You may also continue to participate in the Comshare Reimbursement plan including the Health Care flexible spending account during the Salary Continuation Period. You may convert the group life insurance plan within thirty (30) days after April 16, 2004. Conversion forms will be provided to you upon your Termination Date. It is your responsibility to make application to the insurance company to convert your group term life insurance to an individual policy within thirty (30) days of the date your group term life insurance coverage terminates. Long-term disability coverage ceases on your Termination Date and there is no conversion option available.

(4) You may exercise your rights under the Benefits Adjustment Plan (BAP) in accordance with the provisions of the plan. In accordance with the terms of the BAP, you will receive a distribution of the vested amounts credited to your Deferred Compensation Account and Company Contribution Account as defined in the BAP. This amount will be distributed to you within a reasonable time following a special valuation date of January 5, 2002 (the "Special Valuation Date"). In addition, within a reasonable time after the Special Valuation Date, you will receive a distribution of the amount credited to your Supplemental Compensation Account as defined in the BAP. As provided in the BAP, the amount contained in your Supplemental Compensation Account will be distributed in the form of an annuity that will be purchased by Comshare and issued in your name to pay the amount over a period of 180 months (based on an 8% fixed rate of return during the payout period). In order to receive the distribution of the amounts in the Deferred Compensation Account and Company Contribution Account after the Special Valuation Date, you must confirm your intention to receive these amounts after the Special Valuation Date by signing the attached Distribution Election Form and returning it to Comshare, Benefits Department, 555 Briarwood Circle, Ann Arbor, MI 48108 prior to your Termination Date. Taxes will be withheld from these distributions.

(5) Subject to approval of Comshare's Board of Directors, the period of time that you have to exercise your vested stock options under Comshare's 1988 Stock Option Plan and 1998 Global Employee Stock Option Plan will be extended to permit you to exercise your vested options up to the expiration date of each of your individual stock option grants under the respective plans. Comshare will issue to you revised stock option agreements with respect to each of your grants to reflect the amended terms. Your stock options under the revised terms are required to be re-classified from incentive stock options to non-qualified stock options. No additional options will vest beyond your Termination Date.

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(6) Comshare will issue a check to you in the aggregate amount of all payroll deductions that have been made on your behalf pursuant to your participation in Comshare's Employee Stock Purchase Plan in calendar year 2001 that have not been applied to the purchase of shares of the company as of your Termination Date.

(7) Comshare shall make available to you and your qualified dependents, the election of coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") when your group health insurance coverage through Comshare terminates as required by COBRA. Comshare agrees to pay your COBRA premium for this coverage from April 16, 2004 through October 31, 2005 or until you become ineligible for COBRA, whichever event occurs first.

(8) You will be provided with reasonable tax return preparation provided by Arthur Anderson for calender years 2000 and 2001.

(9) You will not accrue vacation benefits during the Salary Continuation Period. All unused and accrued vacation that is available to you if any, as of your Termination Date, will be paid within two weeks of February 9, 2001. Our records indicate that you have twenty (20) days of unused and accrued vacation.

(10) You will not be eligible to continue active participation, including the right to make contributions pursuant to the 401(k) provisions of the Profit Sharing Plan after your Termination Date. You will be apprised of your options, with respect to such plans, under separate cover.

(11) Except for publicly available information, all information to which you had access to during your employment with Comshare or as a result of your dealings with Comshare and/or any clients, customers, suppliers, or business partners shall be kept confidential and shall not be disclosed to any third party. This information includes, without limitation, (a) computer programs, technical specifications, software programming techniques, methodologies, ideas, concepts, or interfaces; (b) information which relates to Comshare's proprietary software, prototypes, or plans; (c) business, financial, marketing, or sales plans and data (d) customer lists and information; and (e) other information. Your confidentiality obligations under this paragraph are in addition to those set forth in your Comshare Employee Agreement.

(12) You shall not discuss any of the terms of this Agreement with any third party including, but not limited to, other Comshare employees. In addition, you shall not comment upon the business affairs, policies or the like of Comshare without the specific written approval of Comshare. NOTWITHSTANDING THE FOREGOING, YOU MAY AND ARE ENCOURAGED TO PROVIDE A COPY OF THIS AGREEMENT TO LEGAL COUNSEL AND OTHER OUTSIDE ADVISORS OF YOUR CHOICE TO OBTAIN SUCH COUNSEL AND ADVICE, AS YOU DEEM APPROPRIATE.

(13) You will return to Comshare all property of Comshare in your possession and/or subject to your control, including, but not limited to, any and all credit cards, files, memoranda, correspondence, customer lists, proposals, software, or the like, and all copies of such items on whatever media they appear. If you uncover additional company property please return it to the company. Notwithstanding the foregoing, you are not required to return the following Comshare property:

                          ---------------------
                            ITEM DESCRIPTION
                          ---------------------
                            Libretto Computer
                          ---------------------
                            DeskJet printer
                          ---------------------
                            Epson Scanner
                          ---------------------

(14) It is understood and agreed that this Agreement constitutes the entire understanding of the parties with respect to your employment at Comshare and that this Agreement and your Comshare Employee Agreement supersede all other understandings, proposals, samples, models, agreements, representations, or conditions, written or oral, regarding its subject matter. You agree that until February 9, 2002, you will not perform services anywhere in the world for a competitor of Comshare, whether such services are provided as an officer, director, proprietor, employee, partner, investor (other than as a holder of less than one percent (1%) of the equity securities of any entity exchange), consultant, advisor, or in any other capacity. As used in this agreement, a competitor is defined as an entity engaged in the licensing or distribution of financial applications software whose product is designed to be competitive with Comshare. If you are unsure whether a particular entity is competitive, you may submit a written request to the President of Comshare for a determination.

(15) You acknowledge and agree that you will not be eligible for and are not entitled to severance pay or other considerations, except for the payment of your COBRA premium, at the end of the Salary Continuation Period.

(16) In exchange for the good and valuable consideration detailed in this Agreement and effective as of the date you sign this Agreement and for all acts prior to such date, you hereby release, waive and discharge any and all manner of action, causes of action, claims, rights, charges, suits, damages, debts, demands, obligations, attorney's fees, and any and all other liabilities or claims of whatever nature, whether in law or in equity, known or unknown, including, but not limited to any claim or claims of damages or other relief for tort, breach of contract, personal injury, negligence, age discrimination under the Age Discrimination in Employment Act of 1967 as amended, employment discrimination prohibited by other federal, state or local laws including discrimination as to sex, race, national origin, marital status, age, disability, height, weight, or religion, and any other claims of unlawful employment practices, and any other similar and dissimilar claims, which you have claimed or may claim or could claim against Comshare, Incorporated, its direct and indirect subsidiaries or their respective directors, officers, employees, successors, or assigns, as a result of employment at and the separation from employment with Comshare or otherwise.

(17) You acknowledge that you have read this Agreement and that you understand all of its terms and execute it voluntarily with full knowledge of its significance and the consequences thereof. Further, you acknowledge that you have had twenty-one (21) days to consider the terms and conditions of this Agreement. In addition, you shall have a seven (7) day period following your execution of this Agreement, during which you may revoke the Agreement by providing Comshare with written notice to that effect. (Any notice should be addressed to the attention of the undersigned.) Finally, you hereby acknowledge that you have had an adequate opportunity to review and consider the terms of this Agreement, and have discussed this Agreement with legal counsel of your choice. You agree that you grant a full and final release as set forth herein.

(18) The Agreement shall be governed by and construed according to the laws of the State of Michigan. The Agreement shall be binding upon you and your heirs, administrator, representatives, executors, and assigns.

(19) Sections 7, 11, 12, 14, 16 and 18 shall survive the end of the Salary Continuation Period.

If the above is acceptable, please sign this Agreement and return it to me by February 8, 2001. If I am not in receipt of a copy of this Agreement, executed by you on or before that date, this offer shall be void.

Sincerely,

COMSHARE, INCORPORATED



/s/ Dennis Ganster
Dennis G. Ganster
President and Chief Executive Officer

The above terms and conditions are agreed to and accepted:


/s/ Norman Neuman Jr.
-----------------------------------
    Norman Neuman Jr.


2/8/2001
-----------------------------------
                Date


----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000533

NORMAN NEUMAN, JR.                                                         PLAN:            1998


----------------------------------------------------------------------------------------------------------------------

Effective 6/24/1999, you were granted an Incentive Stock Option (ISO) to buy 20,000 shares of Comshare Common stock at $3.0938 per share. The total price for the shares granted under this Option is $61,876.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   5,000     On Vest Date           6/24/2000           6/24/2009
                   5,000     On Vest Date           6/24/2001            2/9/2001
                   5,000     On Vest Date           6/24/2002            2/9/2001
                   5,000     On Vest Date           6/24/2003            2/9/2001








 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         3/30/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Norman Neuman, Jr.                                                                       4/4/2001
--------------------------------------------                                         ---------------------------------
NORMAN NEUMAN, JR.                                                                   Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000044

NORMAN NEUMAN, JR.                                                         PLAN:            1988


----------------------------------------------------------------------------------------------------------------------

Effective 8/15/1996, you were granted an Incentive Stock Option (ISO) to buy 5,000 shares of Comshare Common stock at $14.7500 per share. The total price for the shares granted under this Option is $73,750.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   1,250     On Vest Date           8/15/1997           8/15/2001
                   1,250     On Vest Date           8/15/1998           8/15/2001
                   1,250     On Vest Date           8/15/1999           8/15/2001
                   1,250     On Vest Date           8/15/2000           8/15/2001









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         3/30/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Norman Neuman, Jr.                                                                       4/4/2001
--------------------------------------------                                         ---------------------------------
NORMAN NEUMAN, JR.                                                                   Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000237

NORMAN NEUMAN, JR.                                                         PLAN:            1988


----------------------------------------------------------------------------------------------------------------------

Effective 8/14/1997, you were granted an Incentive Stock Option (ISO) to buy 30,000 shares of Comshare Common stock at $8.2500 per share. The total price for the shares granted under this Option is $247,500.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   7,500     On Vest Date           8/14/1998           8/14/2002
                   7,500     On Vest Date           8/14/1999           8/14/2002
                   7,500     On Vest Date           8/14/2000           8/14/2002
                   7,500     On Vest Date           8/14/2001            2/9/2001









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         3/30/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Norman Neuman, Jr.                                                                       4/4/2001
--------------------------------------------                                         ---------------------------------
NORMAN NEUMAN, JR.                                                                   Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000338

NORMAN NEUMAN, JR.                                                         PLAN:            1988


----------------------------------------------------------------------------------------------------------------------

Effective 6/26/1998, you were granted an Incentive Stock Option (ISO) to buy 15,000 shares of Comshare Common stock at $7.7500 per share. The total price for the shares granted under this Option is $116,250.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   3,750     On Vest Date           6/26/1999           6/26/2003
                   3,750     On Vest Date           6/26/2000           6/26/2003
                   3,750     On Vest Date           6/26/2001            2/9/2001
                   3,750     On Vest Date           6/26/2002            2/9/2001









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         3/30/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Norman Neuman, Jr.                                                                       4/4/2001
--------------------------------------------                                         ---------------------------------
NORMAN NEUMAN, JR.                                                                   Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000385

NORMAN NEUMAN, JR.                                                         PLAN:            1998


----------------------------------------------------------------------------------------------------------------------

Effective 2/3/1999, you were granted an Incentive Stock Option (ISO) to buy 12,000 shares of Comshare Common stock at $3.5938 per share. The total price for the shares granted under this Option is $43.125.60.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   3,000     On Vest Date           2/3/2000           2/3/2009
                   3,000     On Vest Date           2/3/2001           2/3/2009
                   3,000     On Vest Date           2/3/2002           2/9/2001
                   3,000     On Vest Date           2/3/2003           2/9/2001









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         3/30/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Norman Neuman, Jr.                                                                       4/4/2001
--------------------------------------------                                         ---------------------------------
NORMAN NEUMAN, JR.                                                                   Date
Optionee